UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 30, 2004

Date of Report (Date of earliest event reported)

VYYO INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-30189	94-3241270
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4015 Miranda Avenue, First Floor

Palo Alto, California 94304

(Address of principal executive offices, including zip code)

(650) 319-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 15, 2004, as filed with the Securities and Exchange Commission, as set forth in the pages attached hereto. Unless set forth below, all previous items of the Form 8-K are unchanged. The Form 8-K filed on July 15, 2004 attached several documents relating to the acquisition described therein; certain schedules described in those documents were omitted from the report, but will be furnished to the Commission upon request.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

On June 30, 2004, Vyyo Inc., a Delaware corporation (the “Company”), completed its acquisition (the “Acquisition”) of all of the outstanding shares of Xtend Networks Ltd. (“Xtend”), an Israeli company which provides infrastructure solutions that expand the bandwidth of cable television lines, pursuant to a Share Exchange Agreement, by and among the Company, Xtend Cable Solutions Inc., a wholly-owned subsidiary of the Company, Xtend, and the shareholders of Xtend (the “Shareholders”). The Shareholders are Syntek Capital AG; Giza GE Venture Fund III, LLC; Giza Alpinvest Venture Fund III LP; Giza Gmulot Venture Fund III, LP; Giza Executive Venture Fund III, LLC; Giza Venture Fund III, LP; THCG, LLC Liquidating Trust (as successor in interest to THCG Inc.); Integrals Ltd.; Zeev Orbach; and BR HMD Ltd.

The Acquisition allows the Company to diversify its business by adding a different field of operation to its fixed broadband wireless business.

(a) Financial Statements of Business Acquired.

The following financial statements of the business acquired, Xtend, are filed as Exhibit 99.2 to this report:

Audited consolidated financial statements for the year ended December 31, 2003, together with the report thereon signed by Kost Forer Gabbay & Kasierer, A Member of Ernst & Young Global:

Consolidated Balance Sheet as of December 31, 2003;

Consolidated Statements of Operations for the year ended December 31, 2003;

Statement of changes in Shareholders’ equity for the year ended December 31, 2003;

Consolidated Statements of Cash Flows for the year ended December 31, 2003; and

Notes to Consolidated Financial Statements

Unaudited condensed interim consolidated financial statements for the period ended June 30, 2004:

Unaudited Condensed Consolidated Balance Sheet as of June 30, 2004;

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Unaudited Condensed Consolidated Statements of Operations for the six month period ended June 30, 2004;

Unaudited Condensed Consolidated Statements of Cash Flows for the six month period ended June 30, 2004; and

Notes to Unaudited Condensed Consolidated Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.3 to this report:

Unaudited Pro Forma Condensed Combined Statements of Operations for the six month period ended June 30, 2004;

Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 31, 2003; and

Notes to the Unaudited Condensed Combined Financials Statements

(c) Exhibits.

99.1	Press release dated July 1, 2004 announcing the completion of the Acquisition (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 1, 2004 (File No. 000-30189)).

99.2	Historical Financial Statements of Xtend Networks Ltd.

99.3	Unaudited Pro Forma Financial Statements of Vyyo Inc. reflecting the acquisition of Xtend Networks Ltd.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VYYO INC.

Date: September 13, 2004	By:	/s/ Arik Levi
Arik Levi,
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press release dated July 1, 2004 announcing the completion of the Acquisition (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on July 1, 2004 (File No. 000-30189)).

99.2	Historical Financial Statements of Xtend Networks Ltd.

99.3	Unaudited Pro Forma Financial Statements of Vyyo Inc. reflecting the acquisition of Xtend Networks Ltd.

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